UNITED
STATES
SECURITIES
AND EXCHANGE
COMMISSIONS
WASHINGTON,
DC 20549
FORM
8-K
CURRENT
REPORT
Pursuant
to Section 13
or 15(d)
of the Securities
Exchange
Act.
Date of
Report
(Date of
Earliest Event
Reported):
July 22, 2026
Cal-Maine Foods, Inc.
(Exact
name
of registrant
as specified
in its charter)
Delaware
001-38695
64-0500378
(State
or other jurisdiction
of
incorporation)
(Commission
File Number)
(IRS Employer
Identification
No.)
1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of
principal
executive
offices
(zip code))
601
-
948-6813
(Registrant’s
telephone
number,
including area
code)
Check
the appropriate
box below if the
Form 8-K filing is intended
to simultaneously
satisfy
the filing obligation of
the
registrant
under any
of the
following provision (See General
Instruction
A.2 below):
☐
Written
communications
pursuant
to rule 425
under the
Securities Act (17 CFR 230.425)
☐
Soliciting material
pursuant
to Rule 14a
-12 under
the Exchange
Act (17 CFR 240.14a
-12)
☐
Pre-commencement
communications
pursuant
to Rule 14d
-2(b) under the
Exchange
Act (17 CFR 240.14d
-2(b))
☐
Pre-commencement
communications
pursuant
to Rule 13
e
-4(c) under the
Exchange
Act (17 CFR 240.13e
-4(c))
Securities
registered
pursuant
to Section
12(b) of
the Act.
Title
of each
class
Trading
Symbol
(s)
Name
of each
exchange
on which registered
Common Stock $0.01 per value per share
CALM
The
NASDAQ
Global
Select market
Indicate
by check
mark
whether the
registrant is an emerging growth company
as defined
in Rule 405 of
the Securities Act of
1933
(§230.405
of this chapter)
or rule 12b-2 of the
Securities Exchange
Act of 1934
(§240.12b
-2 of this chapter)
Emerging
growth company
☐
If an
emerging growth company,
indicate
by check
mark
if the registrant
has
elected not
to use the
extended
transition
period
for complying
with any
new or revised financial
accounting
standards
provided
pursuant
to Section
13(a) of
the Exchange
Act.
☐

Item 2.02.
Results of
Operations
On July 22,
2026,
Cal
-Maine Foods,
Inc. (the
“Company”)
issued a press release
announcing
its financial
results for the fourth
quarter
ended
May
30, 2026.
A copy of
the Company’s
press release is attached
hereto as
Exhibit 99.1
to this Current
Report.
In accordance
with General Instruction
B.2 of Form
8-K, the information
in this Item
2.02 of
this Current Report
on Form 8-K,
including
Exhibit 99.1
hereto, which
are furnished
herewith pursuant
to and
relate to
this Item
2.02, shall not
be deemed
"filed"
for purposes
of Section
18 of
the Securities Exchange
Act of 1934,
as amended
(the "Exchange
Act"), or otherwise be subject
to the
liabilities of Section
18 of
the Exchange
Act. The information
in this Item
2.02 of
this Current Report
on Form 8-K
and
Exhibit
99.1 hereto shall
not be
incorporated
by reference into
any
filing or other document
filed by the
Company
with the SEC
pursuant
to the
Securities Act of 1933,
as amended,
the rules and
regulations of
the SEC thereunder,
the Exchange
Act, or the
rules an
d
regulations of
the SEC thereunder
except
as shall be
expressly set forth
by specific reference
to this Form 8-K
in such
filing or
document.
Item 9.01.
Financial
Statements
and Exhibits
(d)
Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on July 22, 2026
104
Cover Page
Interactive
Data
File,
(embedded
within the Inline XBRL
document)
SIGNATURES
Pursuant
to the
requirements
for the
Securities Exchange
Act of 1934,
the registrant
has
duly caused
this report to be
signed on
its behalf
by the
undersigned hereunto
duly authorized.
CAL-MAINE
FOODS,
INC.
Date:
July 22,
2026
By:
/s/ Max
P. Bowman
Max
P. Bowman
Director,
Vice
President, and
Chief Financial
Officer